UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2017 (November 9, 2017)

Nxt-ID, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54960	46-0678374
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Nxt-ID, Inc.

285 North Drive

Suite D

Melbourne, FL 32934

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (203) 266-2103

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 9, 2017, Nxt-ID, Inc., a Delaware corporation (the “Company”), entered into a placement agency agreement (the “Placement Agency Agreement”) with Aegis Capital Corp. (the “Placement Agent”) under which the Placement Agent agreed to serve as the sole placement agent, on a “reasonable best efforts” basis, in connection with the registered direct public offering (the “Registered Direct Offering”) of an aggregate of 2,941,177 shares of the Company’s common stock, par value $0.0001 per share (the “Shares”), for an aggregate purchase price of $4,000,000. Also on November 9, 2017, to effect the Registered Direct Offering, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with certain institutional investors named in the signature pages thereto (the “Purchasers”) under which we agreed to issue and sell the Shares directly to the Purchasers. The Shares are being offered at a price of $1.36 per share.

In a concurrent private placement (the “Private Placements”; together with the Registered Direct Offering, the “Offering”), we are also selling to the Purchasers, for no additional consideration, a warrant (each a “Warrant” and collectively, the “Warrants”) to purchase 0.85 of a share of Common Stock for each Share purchased for cash in the Offering. The Warrants will be exercisable beginning on the six (6)-month anniversary of the date of issuance (the “Initial Exercise Date”), at an exercise price of $2.00 per share and will expire on the fifth (5th) anniversary of the Initial Exercise Date.

The Company expects the Offering to close on or about November 13, 2017, subject to the satisfaction of customary closing conditions in the Purchase Agreement. The Purchase Agreement contains customary representations, warranties and agreements of the Company and the Purchasers and customary indemnification rights and obligations of the parties.

The Placement Agency Agreement contains customary representations, warranties and agreements by us and customary conditions to closing. The Placement Agency Agreement provides that the Company will indemnify the Placement Agent against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or reimburse the Placement Agent for payments that the Placement Agent may be required to make because of such liabilities. Additionally, under the Placement Agency Agreement the Company agreed not to contract to issue or announce the issuance or proposed issuance of any Common Stock or Common Stock equivalents for 150 days following the closing of the Offering.

The Placement Agent did not purchase or sell any securities, nor is it required to arrange the purchase or sale of any minimum number or dollar amount of securities. The Placement Agent agreed to use its reasonable best efforts to arrange for the sale of all of the Shares and Warrants being issued and sold in the Offering. The Placement Agent will be paid a cash fee (the “Placement Fee”) in an aggregate amount equal to 6% of the gross cash proceeds received by the Company from the sale of the Shares in the Offering and for its out of pocket expenses, which includes fees of counsel to the Placement Agent, subject to compliance with FINRA Rule 5110(f)(2)(D). The Company estimates the total expenses of this Offering, which will be payable by us, excluding the Placement Agent fee, will be approximately $100,000. After deducting the Placement Agent fees due to the Placement Agent and our estimated offering expenses, we expect the net proceeds from this offering to be approximately $3.65 million. The Company will use $2,000,000 of the proceeds to reduce the outstanding debt on its balance sheet.

The Shares will be issued pursuant to a prospectus supplement to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-203637), which was initially filed with SEC on April 24, 2015 and was declared effective on May 14, 2015. The Company expects to file the prospectus supplement for the Registered Direct Offering on or about November 10, 2017.

The Warrants and the shares of Common Stock issuable upon the exercise of the Warrants (the “Warrant Shares”), are not being registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the registration statement of which the aforementioned prospectus supplement and the accompanying base prospectus form a part and are not being offered pursuant to aforementioned prospectus supplement and the accompanying base prospectus. The Warrants are being offered pursuant to an exemption from the registration requirements of the Securities Act provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder. The Warrants are not and will not be listed for trading on any national securities exchange. The Placement Agent is acting as the sole placement agent for the offer and sale of the Warrants.

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The foregoing description of the Placement Agency Agreement, Purchase Agreement, and the Warrants are qualified in their entirety by reference to the full text of the Placement Agency Agreement, the Purchase Agreement, and the Warrants, the forms of which are attached as Exhibit 1.1, Exhibit 10.1, and Exhibit 4.2, respectively, to this Current Report on Form 8-K (this “Report”), and which are incorporated herein in their entirety by reference. The Company is filing the opinion of its counsel, Robinson Brog Leinwand Greene Genovese & Gluck P.C., relating to the legality of the issuance and sale of the Shares, as Exhibit 5.1 hereto. Exhibit 5.1 is incorporated herein by reference and into the registration statement.

This Report contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements related to our future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in the Company’s Annual Report on Form 10-K, as amended, and in other documents the Company files from time to time with the Securities and Exchange Commission (the “Commission”). Any forward-looking statements speak only by the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

The prospectus supplement relating to the Offering will be available on the Commission’s web site at http://www.sec.gov. Copies of the prospectus supplement may also be obtained from Aegis Capital Corp., 810 Seventh Avenue, 18th Floor, New York, New York 10019, (212) 813-1047.

Item 3.02	Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.

Item 8.01	Other Events.

On November 9, 2017, the Company also issued a press release announcing the pricing of the Offering. The press release is attached hereto as Exhibit 99.1.

Exhibits 99.1 contains forward-looking statements regarding the Company, and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 1.1	Form of Placement Agency Agreement, dated November 9, 2017, between the Company and the Placement Agent.
Exhibit 4.2	Form of Warrant
Exhibit 5.1	Opinion of Robinson Brog Leinwand Greene Genovese & Gluck P.C.
Exhibit 10.1	Form of Securities Purchase Agreement, dated November 9, 2017, by and between the Company and the Purchasers.
Exhibit 99.1	Press Release, dated November 9, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2017	NXT-ID, INC.

	By:	/s/ Gino M. Pereira
Name: Gino M. Pereira Title: Chief Executive Officer

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